                   --------------------------------------------------------
                                                  GLOBAL PARTNERS

                                                  INCOME FUND INC.

                                                  INTERIM REPORT

                                          --------------------------------------
                                                  NOVEMBER 30, 1995

GLOBAL  PARTNERS  INCOME  FUND  INC.

January 29, 1996

Dear Shareholders:

During the quarter ended November 30, 1995, the net asset value for the Global Partners Income Fund Inc. (the "Fund") increased from $11.11 per share at August 31, 1995 to $11.65 per share at November 30, 1995. Dividends of $0.35625 per share were paid during the quarter. Assuming that these dividends were reinvested in additional shares of the Fund, the total investment return, based on net asset value per share, for the quarter ended November 30, 1995 was 8.19%, compared to a 6.19% return for the Salomon Brothers Brady Bond Index and a 2.94% return for the Salomon Brothers High-Yield Index. At November 30, 1995, the Fund's stock traded at $11.625 per share, up $0.50 per share from August 31, 1995. This represented an approximate 0.2% discount to the underlying net asset value per share of $11.65. As its investment objective, the Fund seeks to achieve high current income and, as a secondary objective, capital appreciation. We have sought to meet these objectives by combining two dissimilar asset classes -- emerging markets sovereign debt and U.S. high-yield corporate debt.

Investments in securities of emerging markets issues, including both obligations of sovereign governments and companies, totaled 55% of total investments at the end of the quarter, up from 53% at the beginning of the quarter. The remainder of the Fund's portfolio assets was invested in U.S. high-yield corporate bonds. As the market for emerging markets debt securities stabilized from the trough in the market in early 1995, we decreased our allocation to U.S.-based corporate issues and took advantage of the higher relative yields in emerging markets debt securities. U.S. high-yield securities represented as much as 49% of the Fund's total investments earlier in the year, which helped preserve net asset value for the Fund during the emerging markets debt sell-off.

The U.S. high-yield market returned 17.83% in the first eleven months of 1995 (as measured by the Salomon Brothers High-Yield Index), slightly behind the 17.95% returned by the Salomon Brothers Brady Bond Index. More important to the Fund, the U.S. high-yield market had a positive return in every month of 1995, compared to the emerging debt markets' negative returns for three straight months in the first quarter of 1995. Diversification by the Fund into the U.S. high-yield market in 1995 had a stabilizing effect on the Fund's net asset value and contributed to the Fund's 21.48% net asset value return for the first eleven months of 1995.

MARKET OVERVIEW

The fiscal quarter ended November 30, 1995 saw continued recovery in emerging markets debt after the dismal first calendar quarter of 1995. The important developments for the market during the Fund's most recent quarter included: declining U.S. interest rates, successful financings by Argentina and Mexico, continued Mexican peso volatility and continued economic and structural reform progress in Brazil. The market, after its 6.19% return in the quarter ended November 30, 1995, returned 7.40% in December, as measured by the Salomon Brothers Brady Bond Index.

GLOBAL  PARTNERS  INCOME  FUND  INC.

Spreads above U.S. Treasuries for the Salomon Brothers Brady Bond Index narrowed modestly from 1,076 basis points at the beginning of the quarter to 1,065 basis points at November 30, 1995.

The U.S. high-yield market returned 2.94% in the quarter ended November 30, 1995. The U.S. high-yield bond market continued to be propelled by declining U.S. interest rates and a relatively strong U.S. economy. Spreads over Treasuries for the Salomon Brothers High-Yield Bond Index widened by 33 basis points from 403 basis points to 436 basis points, reflecting concerns that the U.S. economy would slow significantly in 1996.

PORTFOLIO REVIEW

U.S. dollar-denominated bonds of the Republic of Brazil remain the largest holding of the portfolio, totaling 11.6% of total investments. During the quarter, we increased the Fund's allocation to Brazil from 11.4% to capture any expected spread tightening. Brazilian Brady Bonds were one of the top performing components of the Salomon Brothers Brady Bond Index during the quarter, posting a return of 7.9%.

The key to Brazil's economic and credit quality improvement in 1995 has been the credibility of its new currency, the Real, and the ability of Brazil's monetary policy to drastically reduce inflation. Inflation is expected to total about 15% in 1995, down from 1,094% in 1994. After initiating a strong burst of consumption upon the introduction of the new currency in July 1994, the central bank has used high interest rates to bring economic growth rates down in the later part of 1995, reducing inflationary pressures.

Going forward, Brazil's future performance is largely dependent upon fiscal policy. Successful fiscal policy will include substantial reductions in government expenditures and privatization to pay down government debt. With high real interest rates, domestic debt levels are increasing substantially, although external debt remains at reasonable levels. The risk in Brazil is that the political will to downsize the government and sell off state owned companies will diminish. We view the momentum of developments in Brazil as positive and sustainable, and feel that Brazilian external debt represents an acceptable level of risk.

Moroccan government loans continue to be a core holding in the portfolio, accounting for 10.1% of total investments. Moroccan debt has lagged the market for much of the year but rebounded 6.9% during the quarter. Morocco's economic output and governmental finances were hurt by a drought in 1995, which caused a sharp rise in imports as well as a decline in agricultural exports. We view this as a short-term concern and expect Morocco to remain a core holding in the portfolio.

Obligations of the Republic of Argentina constitute 9.0% of total investments, up from 8.5% at the beginning of the quarter. During the quarter, Argentine Brady Bonds were the top performing component of the Salomon Brothers Brady Bond Index, registering a gain of 11.1%. Argentina's outperformance is primarily due to the success of the government's tax moratorium through which $3.5 billion in receipts has been pledged as of quarter end. This increase in revenues has aided both President Menem and Finance Minister Cavallo and has

GLOBAL  PARTNERS  INCOME  FUND  INC.

helped solidify the economic reforms the country has undertaken under their leadership. We expect to continue to maintain a large exposure to Argentina.

The Fund's fourth largest holding is in bonds of the Republic of Poland, which represent 7.1% of total investments. During the quarter, Polish Brady Bonds were up 4.8%. On November 19, 1995, Aleksander Kwasniewski was elected President of the Republic in the second round of voting. The election of the former communist was largely anticipated by the market, but caused some market nervousness and contributed to Poland's underperformance versus the overall market during the quarter.

Poland has shown remarkable economic advancements during 1995 and we expect Poland to develop into a major European economic force. Poland was the first Brady Bond issuing country to receive an investment grade rating, Baa3 by Moody's Investors Service, Inc. We expect that large investment grade bond buyers will focus increasingly on Poland which should cause spreads to tighten.

The Fund's allocation to debt from Russia was eliminated during the quarter. We believe at some point Russian debt will be a meaningful component of the Fund, as Russia should have an impressive fiscal profile after their Brady restructuring. At this point, however, we believe the debt has some downside risk heading into an election year.

Within the U.S. high-yield bond section of the portfolio, we continued the rebalancing of the portfolio away from cyclical companies to non-cyclical companies. Non-cyclical, defensive companies grew to almost 60% of the high-yield bond portfolio from roughly 50% at quarter end August 31, 1995.

Within the non-cyclical allocation, we have focused on companies with stable cash flows in diverse economic environments, such as consumer product companies, and companies experiencing fairly strong revenue growth, as we have seen in the media and gaming industries. In the cyclical sectors, we have concentrated on manufacturing companies where we feel the business prospects of the individual companies are positive. We are currently staying away from commodity oriented companies where we see declining pricing power as the world economy slows.

ANNUAL SHAREHOLDERS MEETING

The Fund held its annual shareholders meeting on December 13, 1995. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants

GLOBAL  PARTNERS  INCOME  FUND  INC.

of the Fund. The following table provides information concerning the matters voted on at the meeting:

     1. ELECTION OF DIRECTORS

      NOMINEES          VOTES FOR     VOTES AGAINST
----------------------------------------------------
Charles F. Barber       12,696,820       240,522
Riordan Roett           12,693,137       244,205

     2. RATIFICATION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE FUND

VOTES FOR      VOTES AGAINST     VOTES ABSTAINED     UNVOTED
------------------------------------------------------------
12,705,198         95,148            136,992            4

We encourage you to read the financial statements that follow for further details about the Fund's investments. A recorded update of developments affecting emerging markets debt securities is available by calling (800) 421-4777. This number also includes specific information about the Fund, its portfolio and its recent performance.

                                      Cordially,
/s/ MICHAEL S. HYLAND                              /s/ALAN H. RAPPAPORT
---------------------                              --------------------
Michael S. Hyland                                  Alan H. Rappaport
Chairman of the Board                              President

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

November 30, 1995 (unaudited)

PRINCIPAL
   AMOUNT                                                                                             VALUE
    (000)         CORPORATE BONDS -- 65.87%                                                          (NOTE 2)
   ------------------------------------------------------------------------------------------------------------
                  BASIC INDUSTRIES -- 9.14%
 $ 1,500          Asia Pulp & Paper International Finance, 11.75%, 10/1/05......................   $  1,455,000
   4,000          Berry Plastics, 12.25%, 4/15/04(C)............................................      4,250,000
   2,000          Crown Paper Co., 11.00%, 9/1/05...............................................      1,870,000
   2,000          Harris Chemical, Zero Coupon until 1/15/96 (10.25% thereafter), 7/15/01(C)....      1,860,000
   2,000          Indah Kiat International, 12.50%, 6/15/06.....................................      2,020,000
   2,000          Renco Metals Inc., 12.00%, 7/15/00............................................      2,155,000
   2,000          Valcor, 9.625%, 11/01/03(C)...................................................      1,850,000
                                                                                                   ------------
                                                                                                     15,460,000
                                                                                                   ------------
                  CONSUMER CYCLICALS -- 5.20%
   2,000          Cole National Group Inc., 11.25%, 10/1/01(C)..................................      1,990,000
   2,000          Family Restaurants, 9.75%, 2/1/02(C)..........................................      1,080,000
   3,000          Finlay Fine Jewelry, 10.625%, 5/1/03(C).......................................      2,962,500
   3,000          Flagstar, 10.75%, 9/15/01(C)..................................................      2,767,500
                                                                                                   ------------
                                                                                                      8,800,000
                                                                                                   ------------
                  CONSUMER NON-CYCLICALS -- 25.58%
   2,000          American Safety Razor Co., Series B, 9.875%, 8/1/05...........................      2,005,000
   2,000          Bally Park Place Funding, Inc., 9.25%, 3/15/04(C).............................      1,995,000
   2,000          Borg-Warner Security Corp., 9.125%, 5/1/03....................................      1,750,000
   2,000          Carr-Gottstein Foods Co., 12.00%, 11/15/05(W).................................      2,000,000
   2,000          Dade International Inc., 13.00%, 2/1/05(C)....................................      2,210,000
   2,000          Empress River Casino Finance, 10.75%, 4/1/02..................................      2,055,000
   1,000          Grand Casinos Inc., 10.125%, 12/1/03..........................................      1,021,250
   2,250          Hines Horticulture, 11.75%, 10/15/05(W).......................................      2,300,625
   2,000          Hollywood Casino Corp., 12.75%, 11/1/03.......................................      1,830,000
   1,000          Norcal Waste Systems, 12.50%, 11/15/05(*,W)...................................        987,500
   3,000          Pathmark, 9.625%, 5/1/03(C)...................................................      2,797,500
   3,000          Penn Traffic Co., 9.625%, 4/15/05(C)..........................................      2,242,500
   3,000          Plastic Specialty, 11.25%, 12/1/03............................................      2,715,000
   1,750          Remington Arms, 10.00%, 12/1/03(*,C,W)........................................      1,540,000
   2,250          Revlon Worldwide, Series B, Zero Coupon, 3/15/98..............................      1,665,000
   1,000          Samsonite Corp., 11.125%, 7/15/05.............................................        940,000
   1,000          SC International Services, 13.00%, 10/1/05....................................      1,030,000
   2,000          Selmer Co. Inc., 11.00%, 5/15/05..............................................      1,970,000
   1,000          Showboat Inc., 9.25%, 5/1/08(C)...............................................        995,000

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

November 30, 1995 (unaudited)


PRINCIPAL
   AMOUNT                                                                                             VALUE
    (000)         CORPORATE BONDS (CONTINUED)                                                        (NOTE 2)
   ------------------------------------------------------------------------------------------------------------
                  CONSUMER NON-CYCLICALS -- 25.58% (CONTINUED)
$  1,350          Telex Communications, Inc., 12.00%, 7/15/04(C)................................   $  1,380,375
   2,789          Trump Taj Mahal, 11.35%, 11/15/99(C,X)........................................      2,412,253
   4,000          William House Regency, 11.50%, 6/15/05(C).....................................      4,360,000
   1,000          William House Regency, 13.00%, 11/15/05(W)....................................      1,027,500
                                                                                                   ------------
                                                                                                     43,229,503
                                                                                                   ------------
                  ENERGY -- 1.94%
   5,000          Clark R & M Holdings, Zero Coupon, 2/15/00(C).................................      3,275,000
                                                                                                   ------------
                  INDUSTRIAL/MANUFACTURING -- 10.47%
   2,000          Foamex Capital L.P., 11.25%, 10/1/02(C).......................................      2,000,000
   5,000          Jordan Industries, 10.375%, 8/1/03(C).........................................      4,250,000
   2,000          Motor Wheel, 11.50%, 3/01/00(C)...............................................      1,740,000
   2,000          RBX Corp., 11.25%, 10/15/05(W)................................................      1,980,000
   3,000          Specialty Equipment, 11.375%, 12/1/03(C)......................................      3,037,500
   2,000 Units    Terex Corp., 13.75%, 5/15/02 (including 8,000 rights)(W,Y)....................      1,710,000
   3,500          Venture Holdings Trust, 9.75%, 4/1/04(C)......................................      2,975,000
                                                                                                   ------------
                                                                                                     17,692,500
                                                                                                   ------------
                  MEDIA/TELECOMMUNICATIONS -- 12.36%
   3,000          Adelphia Communications, 12.50%, 5/15/02(C)...................................      2,970,000
   2,500          Comcast UK Cable, Zero Coupon until 11/15/00 (11.20% thereafter), 11/15/07....      1,425,000
   2,000          Granite Broadcasting, 10.375%, 5/15/05........................................      2,050,000
   5,000          In Flight Phone, Zero Coupon until 5/15/98 (14.00% thereafter), 5/15/02(W)....      1,750,000
   3,500          Marcus Cable Co., Zero Coupon until 6/15/00 (14.25% thereafter), 12/15/05.....      2,205,000
   1,500          Outdoor Systems, 10.75%, 8/15/03..............................................      1,440,000
   2,000 Units    People's Choice TV Corp., Zero Coupon until 6/1/00 (13.135% thereafter),
                    6/1/04(Z)...................................................................      1,115,000
   2,000          Rogers Cable Systems, 10.00%, 12/1/07.........................................      2,085,000
   3,000          United International Holdings, Zero Coupon, 11/15/99..........................      1,860,000
   2,000          USA Mobile Communications, 9.50%, 2/1/04(C)...................................      1,960,000
     650 Units    Winstar Communications, Zero Coupon until 10/15/00 (14.00% thereafter),
                    10/15/05(W,#)...............................................................      1,001,000
   1,000 Units    Wireless One Inc., 13.00%, 10/15/03(##).......................................      1,032,500
                                                                                                   ------------
                                                                                                     20,893,500
                                                                                                   ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

November 30, 1995 (unaudited)

PRINCIPAL
   AMOUNT                                                                                             VALUE
    (000)         CORPORATE BONDS (CONCLUDED)                                                        (NOTE 2)
   ------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION -- 1.18%
$  2,000          Petro PSC Properties, 12.50%, 6/1/02..........................................   $  1,995,000
                                                                                                   ------------
                  TOTAL CORPORATE BONDS (cost $114,564,970).....................................    111,345,503
                                                                                                   ------------

                  SOVEREIGN BONDS -- 61.85%
   ------------------------------------------------------------------------------------------------------------
                  ARGENTINA -- 12.79%
  12,285          Republic of Argentina, BOCON Pre II, 5.625%, 4/1/01(*,C,P)....................      8,883,755
  19,500          Republic of Argentina, FRB, 6.8125%, 3/31/05(*,C).............................     12,735,937
                                                                                                   ------------
                                                                                                     21,619,692
                                                                                                   ------------
                  BRAZIL -- 16.50%
  25,333          Federal Republic of Brazil, C Bond, 8.00%, 4/15/14(C,X).......................     13,489,712
   7,250          Federal Republic of Brazil, EIB, 6.8125%, 4/15/06(*)..........................      4,798,594
   6,650          Federal Republic of Brazil, IDU, 6.6875%, 1/1/01(*,C).........................      5,669,125
   3,000          Federal Republic of Brazil, "New" New Money Bonds, 6.875%, 4/15/09(*,C).......      1,762,500
   4,350          Federal Republic of Brazil, Par Z-L, 4.25%, 4/15/24(*,C)......................      2,177,719
                                                                                                   ------------
                                                                                                     27,897,650
                                                                                                   ------------
                  BULGARIA -- 2.17%
   1,750          Republic of Bulgaria, Discount Bond, Tranche A, 6.75%, 7/28/24(*).............        891,405
  10,000          Republic of Bulgaria, FLIRB, Series A, 2.00%, 7/28/12(*)......................      2,775,000
                                                                                                   ------------
                                                                                                      3,666,405
                                                                                                   ------------
                  COSTA RICA -- 5.57%
   7,000          Costa Rica Series A, Principal Bond, 6.25%, 5/21/10(C)........................      3,920,000
  11,000          Costa Rica Series B, Principal Bond, 6.25%, 5/21/15(C)........................      5,500,000
                                                                                                   ------------
                                                                                                      9,420,000
                                                                                                   ------------
                  ECUADOR -- 4.46%
     531          Republic of Ecuador, IE Bond, 6.75%, 12/21/04(*)..............................        308,198
  21,910          Republic of Ecuador, PDI Bond, 6.8125%, 2/28/15(*,X)..........................      7,230,372
                                                                                                   ------------
                                                                                                      7,538,570
                                                                                                   ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

November 30, 1995 (unaudited)

PRINCIPAL
 AMOUNT                                                                                               VALUE
  (000)           SOVEREIGN BONDS (CONCLUDED)                               (NOTE 2)
 ------------------------------------------------------------------------------------------------------------
                  MEXICO -- 4.92%
 $13,500          United Mexican States, Par Bond, Series A, 6.25%, 12/31/19 (including
                    13,500,000 rights)..........................................................   $  8,319,374
                                                                                                   ------------
                  PANAMA -- 2.45%
   5,000          Republic of Panama, FRN, 6.75%, 5/10/02(*)....................................      4,137,500
                                                                                                   ------------
                  POLAND -- 10.12%
  26,500          Republic of Poland, PDI Bonds, 3.75%, 10/27/14(*).............................     17,109,063
                                                                                                   ------------
                  VENEZUELA -- 2.87%
   9,500          Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20 (including 22,500
                    warrants)(C)................................................................      4,839,063
                                                                                                   ------------
                  TOTAL SOVEREIGN BONDS (cost $108,896,153).....................................    104,547,317
                                                                                                   ------------

                  LOAN PARTICIPATIONS -- 14.43%
 ------------------------------------------------------------------------------------------------------------
  20,000          Kingdom of Morocco, Tranche B, 6.75%, 1/1/04(*)
                    (Morgan Guaranty Trust Company of New York)(T)..............................     15,737,500
  11,000          Kingdom of Morocco, Tranche B, 6.75%, 1/1/04(*)
                    (Morgan Stanley Emerging Markets Inc.)(T)...................................      8,655,625
                                                                                                   ------------
                  TOTAL LOAN PARTICIPATIONS (cost $27,685,061)..................................     24,393,125
                                                                                                   ------------

                  WARRANTS(a) -- .12%
 ------------------------------------------------------------------------------------------------------------
  4,000 Warrants Berry Plastics (Exercise price of $18.797 per share expiring on 4/15/04. Each
                   warrant exercisable for 1.13237 shares of common stock).....................         40,000
  5,000 Warrants In Flight Phone (Exercise price of $.01 per share expiring on 8/31/02. Each
                   warrant exercisable for one share of common stock)..........................              0
  6,000 Warrants United International Holdings (Exercise price of $15 per share expiring on
                   11/15/99. Each warrant exercisable for one share of common stock)...........        168,000
                                                                                                  ------------
                 TOTAL WARRANTS (cost $152,964)................................................        208,000
                                                                                                  ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

November 30, 1995 (unaudited)

PRINCIPAL
 AMOUNT                                                                                               VALUE
  (000)           REPURCHASE AGREEMENT -- .38%                                                       (NOTE 2)
 ------------------------------------------------------------------------------------------------------------
 $   630          Chase Manhattan Bank, N.A., 5.875%, cost $630,000, dated 11/30/95, $630,103 due 12/1/95, (collateralized by $460,000, 11.625% U.S. Treasury Note
                    due 11/15/04, valued at $644,000)...........................................   $    630,000
                                                                                                   ------------
                  TOTAL INVESTMENTS -- 142.65% (cost $251,929,148)..............................    241,123,945
                                                                                                   ------------
                  LIABILITIES IN EXCESS OF OTHER ASSETS -- (42.65%).............................    (72,094,431)
                                                                                                   ------------
                  NET ASSETS -- 100.0% (equivalent to $11.65 per share on 14,507,134 common
                    shares outstanding).........................................................   $169,029,514
                                                                                                   ------------
------------------------------------------------------------------------------------------------------------
   (*) Rate shown reflects current rate on instrument with variable rate or step coupon rates.
   (C) All or a portion of the security is segregated as collateral pursuant to a loan agreement.
   (W) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
   (X) Payment-in-kind security for which part of the interest earned is capitalized as additional principal.
   (Y) Each unit is comprised of a $1,000 par Senior Discount Note due 5/15/02.
   (Z) Each unit is comprised of a $1,000 par Senior Discount Note due 6/01/04 and a warrant to purchase 1.427 shares of common stock.
   (#) Each unit is comprised of two $1,000 par Senior Discount Notes and one $1,000 par Convertible Senior
       Subordinated Discount Note, all due 10/15/05.
  (##) Each unit is comprised of a $1,000 par Senior Discount Note due 10/15/03 and three warrants to purchase one share of common stock.
   (P) Payment-in-kind. Interest is paid by the issuance of additional bonds until May 1, 1997. Thereafter, interest will be paid in cash.
   (T) Participation interests were acquired through the financial institutions indicated parenthetically.
 (a) Non-income producing security.
     EIB   -- Eligible Interest Bonds.
     FLIRB -- Front-Loaded Interest Reduction Bonds.
     FRB  -- Floating Rate Bonds.
     FRN  -- Floating Rate Notes.
     IDU  -- Interest Due and Unpaid.
     IE    -- Interest Equalization.
     PDI   -- Past Due Interest.

                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

November 30, 1995 (unaudited)

ASSETS
Investments, at value (cost -- $251,929,148).................................................   $241,123,945
Cash.........................................................................................        265,212
Interest receivable..........................................................................      3,926,308
Receivable for investments sold..............................................................        792,688
Unamortized organization expenses (Note 2)...................................................         64,803
Prepaid expenses.............................................................................          4,246
                                                                                                ------------
        Total assets.........................................................................    246,177,202
                                                                                                ------------
LIABILITIES
Loans payable (Note 5).......................................................................     75,000,000
Payable for investments purchased............................................................      1,000,000
Accrued interest expense on loan (Note 5)....................................................        878,188
Accrued management fee (Note 3)..............................................................        148,080
Accrued legal fee............................................................................         35,809
Accrued printing and mailing fees............................................................         26,109
Accrued audit and tax return preparation fees................................................         20,336
Other accrued expenses.......................................................................         39,166
                                                                                                ------------
        Total liabilities....................................................................     77,147,688
                                                                                                ------------
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000 shares; 14,507,134 shares
  outstanding)...............................................................................         14,507
Additional paid-in capital...................................................................    202,591,603
Undistributed net investment income..........................................................      2,116,524
Accumulated realized loss on investments.....................................................    (24,887,917)
Net unrealized depreciation on investments...................................................    (10,805,203)
                                                                                                ------------
        Net assets...........................................................................   $169,029,514
                                                                                                ------------
Net Asset Value Per Share ($169,029,514 / 14,507,134 shares).................................   $      11.65
                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

------------------------------------------
STATEMENT OF OPERATIONS

For the Three Months Ended November 30, 1995 (unaudited)

INVESTMENT INCOME
    INCOME
        Interest (includes discount accretion of $1,705,774).......................                 $ 7,778,940
    EXPENSES
        Interest expense (Note 5)..................................................   $1,393,813
        Management fee (Note 3)....................................................      452,270
        Legal......................................................................       18,717
        Custodian..................................................................       15,336
        Audit and tax services.....................................................       14,296
        Printing...................................................................       13,018
        Transfer agent.............................................................       12,081
        Directors' fees and expenses (Note 3)......................................        8,329
        Shareholder annual meeting.................................................        8,179
        Listing fee................................................................        5,980
        Amortization of deferred organization expenses (Note 2)....................        5,553
        Other......................................................................       10,027      1,957,599
                                                                                      ----------    -----------
    Net investment income..........................................................                   5,821,341
                                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
    Net Realized Gain on Investments...............................................                     536,977
    Change in Net Unrealized Depreciation on Investments...........................                   6,661,170
                                                                                                    -----------
    Net realized gain and change in net unrealized depreciation on investments.....                   7,198,147
                                                                                                    -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.....................................                 $13,019,488
                                                                                                    -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                 FOR THE
                                                                              THREE MONTHS         FOR THE
                                                                                  ENDED           YEAR ENDED
                                                                            NOVEMBER 30, 1995     AUGUST 31,
                                                                               (UNAUDITED)           1995
------------------------------------------------------------------------------------------------------------

OPERATIONS
    Net investment income..................................................   $   5,821,341      $ 22,405,751
    Net realized gain (loss) on investments................................         536,977       (25,424,894)
    Change in net unrealized depreciation on investments...................       6,661,170        10,617,570
                                                                               ------------      ------------
    Net increase in net assets from operations.............................      13,019,488         7,598,427
DIVIDENDS
    From net investment income.............................................      (5,168,172)      (20,672,691)
                                                                               ------------      ------------
    Total increase (decrease) in net assets................................       7,851,316       (13,074,264)
NET ASSETS
    Beginning of period....................................................     161,178,198       174,252,462
                                                                               ------------      ------------
    End of period (includes undistributed net investment income of
      $2,116,524 and $1,463,355, respectively).............................   $ 169,029,514      $161,178,198
                                                                               ------------      ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Three Months Ended November 30, 1995 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
    Purchases of portfolio securities........................................................   $(41,111,757)
    Proceeds from sales of portfolio investments.............................................     35,699,100
    Net sales of short-term investments......................................................      6,400,000
                                                                                                ------------
                                                                                                     987,343
    Net investment income....................................................................      5,821,341
    Accretion of discount on investments.....................................................     (1,705,774)
    Amortization of organization expenses....................................................          5,553
    Net change in receivables/payables related to operations.................................        211,452
                                                                                                ------------
        Net cash provided by operating activities............................................      5,319,915
                                                                                                ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Common stock dividends paid..............................................................     (5,168,172)
                                                                                                ------------
        Net cash used by financing activities................................................     (5,168,172)
                                                                                                ------------
Net increase in cash.........................................................................        151,743
Cash at beginning of period..................................................................        113,469
                                                                                                ------------
CASH AT END OF PERIOD........................................................................   $    265,212
                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(unaudited)

NOTE 1. ORGANIZATION

Global Partners Income Fund Inc. (the "Fund") was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Investment transactions are
recorded on the trade date. Interest income is recorded on the accrual basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to comply
with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to deferral of wash sale and post-October losses. Dividends which exceed net investment income for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income.

UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to $113,655
were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations. For the three months ended November 30, 1995, the Fund paid interest expense of $2,974,479.

NOTE 3. MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

The Fund entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer, pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), an affiliate of Salomon Brothers Inc, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .65% of the Fund's average weekly net assets for its services.

At November 30, 1995, Oppenheimer and the Investment Adviser each owned 3,567 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, a fee of $700 for attendance at each board meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY

Purchases and sales of investment securities, other than short-term investments, for the three months ended November 30, 1995, aggregated $41,369,569 and $36,491,788, respectively. The federal income tax cost basis of the Fund's investments at November 30, 1995 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $10,011,311 and $20,816,514, respectively, resulting in net unrealized depreciation for federal income tax purposes of $10,805,203.

Pursuant to federal income tax regulations, the Fund elected to treat capital losses of $20,857,951, incurred in the period November 1, 1994 through August 31, 1995, as having occurred on September 1, 1995. In addition, the Fund has a capital loss carryforward as of August 31, 1995 of $4,566,945 which expires in 2003. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing such gains to shareholders.

NOTE 5. BANK LOANS

The Fund borrowed $37,500,000 pursuant to a secured loan agreement with Internationale Nederlanden Ireland Capital Limited. The interest rate on the loan is equal to six-month LIBOR plus 1.00% and the maturity date is April 1, 1996. The collateral for the loan was valued at $57,256,834 on November 30, 1995 and is being held in a segregated account by the

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

Fund's custodian. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt of at least 133%.

The Fund borrowed an additional $37,500,000 pursuant to a secured loan agreement with Internationale Nederlanden (U.S.) Capital Corporation. The interest rate on the loan is equal to six-month LIBOR plus 1.50% and the maturity date is March 1, 1996. The collateral for the loan was valued at $58,823,255 on November 30, 1995 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt of at least 115%.

NOTE 6. LOAN PARTICIPATIONS

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at November 30, 1995 was $24,393,125.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

NOTE 7. CREDIT RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

NOTE 8. EVENTS SUBSEQUENT TO NOVEMBER 30, 1995

On December 13, 1995 and January 2, 1996, the Board of Directors of the Fund declared a dividend from net investment income, in the amount of $.18 and $.11875 per share, respectively, payable on December 29, 1995 and January 31, 1996, to shareholders of record on December 26, 1995 and January 12, 1996, respectively.

GLOBAL  PARTNERS  INCOME  FUND  INC.

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                 FOR THE
                                                               THREE MONTHS                               FOR THE
                                                                  ENDED               FOR THE           PERIOD ENDED
                                                            NOVEMBER 30, 1995       YEAR ENDED           AUGUST 31,
                                                               (UNAUDITED)        AUGUST 31, 1995         1994(a)
     ------------------------------------------------------------------------------------------------------------
Net investment income....................................          $ 0.40              $  1.54              $ 0.97
Net realized gain (loss) and change in net unrealized
  appreciation (depreciation) on investments.............            0.50                (1.02)              (1.86)
                                                                 --------         ---------------         --------
    Total from investment operations.....................            0.90                 0.52               (0.89)
                                                                 --------         ---------------         --------
Dividends from net investment income.....................            (.36)               (1.42)              (0.98)
Dividends from short-term gains..........................              --                   --               (0.07)
Dividends in excess of net investment income.............              --                   --               (0.02)
Offering costs on issuance of common stock...............              --                   --               (0.05)
                                                                 --------         ---------------         --------
    Net increase (decrease) in net asset value...........            0.54                (0.90)              (2.01)
Net asset value, beginning of period.....................           11.11                12.01               14.02
                                                                 --------         ---------------         --------
Net asset value, end of period...........................         $ 11.65              $ 11.11              $12.01
                                                                 --------         ---------------         --------
Per share market value, end of period....................         $11.625              $11.125              $11.75
Total investment return based on market price per
  share(c)...............................................           7.78%                8.01%              (9.02%)(b)
Ratios to average net assets:
    Operating expenses...................................           1.37%(d)             1.39%               1.38%(d)
    Interest expense.....................................           3.38%(d)             3.46%               1.39%(d)
    Total expenses.......................................           4.75%(d)             4.85%               2.77%(d)
    Net investment income................................          14.11%(d)            14.10%               9.05%(d)
    Portfolio turnover rate..............................          15.54%               85.15%              11.71%
    Net assets, end of period (000)......................        $169,030            $ 161,178            $174,252
    Bank loans outstanding, end of period (000)..........        $ 75,000            $  75,000            $ 75,000
    Weighted average bank loans (000)....................        $ 75,000            $  75,000            $ 47,272
    Weighted average interest rate on bank loans.........           7.45%(d)             7.34%               5.44%(d)

--------------------------------------------------------------------------------

 (a) For the period October 29, 1993 (commencement of investment operations)
     (t)hrough August 31, 1994.

 (b) Return calculated based on beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $11.75 per share. This calculation is not annualized.

 (c) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. This calculation is not annualized.

 (d) (A)nnualized.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                              NET REALIZED GAIN
                                                                                            (LOSS) & CHANGE IN NET
                                                                                                  UNREALIZED
                                                                       NET INVESTMENT            APPRECIATION
                                                                           INCOME               (DEPRECIATION)
                                                                     -------------------    ----------------------
                         QUARTERS ENDED(*)                           TOTAL     PER SHARE      TOTAL      PER SHARE
   ------------------------------------------------------------------------------------------------------------
November 30, 1993(**).............................................   $  638      $ .04      $   1,069     $   .07
February 28, 1994.................................................    4,028        .28         (3,184)       (.21)
May 31, 1994......................................................    4,433        .31        (18,748)      (1.30)
August 31, 1994...................................................    5,070        .34         (6,155)       (.42)
November 30, 1994.................................................    5,162        .36         (9,558)       (.66)
February 28, 1995.................................................    5,685        .39        (19,835)      (1.37)
May 31, 1995......................................................    5,922        .41         13,324         .92
August 31, 1995...................................................    5,637        .38          1,262         .09
November 30, 1995.................................................    5,821        .40          7,198         .50

--------------------------------------------------------------------------------

 * Totals expressed in thousands of dollars except per share amounts.

** For the period October 29, 1993 (commencement of investment operations) through November 30, 1993.

                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

LESLIE H. GELB

      President, The Council on Foreign Relations

MICHAEL S. HYLAND

      Chairman of the Board;
      President, Salomon Brothers
      Asset Management Inc

ALAN H. RAPPAPORT

      President;
      Executive Vice President,
      Oppenheimer & Co., Inc.

RIORDAN ROETT

      Professor and Director, Latin American
      Studies Program, Paul H. Nitze
      School of Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker Professor of Commercial Law, and formerly Dean, The Fletcher School of Law & Diplomacy Tufts University

---------
OFFICERS

MICHAEL S. HYLAND

      Chairman of the Board

ALAN H. RAPPAPORT

      President

PETER J. WILBY

      Executive Vice President

LAWRENCE H. KAPLAN

      Executive Vice President

ALAN M. MANDEL

      Treasurer

LAURIE A. PITTI

      Assistant Treasurer

TANA E. TSELEPIS

      Secretary
--------------------
GLOBAL PARTNERS

INCOME FUND INC.

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-800-SALOMON

INVESTMENT MANAGER

      Advantage Advisers, Inc.
      Oppenheimer Tower
      World Financial Center
      New York, New York 10281

INVESTMENT ADVISER

      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

CUSTODIAN

      The Chase Manhattan Bank, N.A.
      Four Metrotech Center
      Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      GDF

--------------------------------------------------------------------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY               ---------------------
40 WALL STREET                                             BULK RATE
NEW YORK, NEW YORK 10005                                  U.S. POSTAGE
                                                              PAID
                                                        STATEN ISLAND, NY
                                                            PERMIT NO.
                                                               169
                                                      ---------------------